UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  August 26, 2004
                                                          ---------------

                            BLACKHAWK BANCORP, INC.
                            -----------------------

             (Exact name of registrant as specified in its charter)

          Wisconsin                    0-18599                 39-1659424
----------------------------   ------------------------   ---------------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer Number)
of incorporation)

          400 Broad Street, Beloit, WI                      53511
          ----------------------------                      -----
          (Address of principal executive offices)        (Zip Code)

      Registrant's telephone number, including area code:  (608) 364-8911
                                                           --------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS

        (c). On August 26, 2004, Blackhawk Bancorp, Inc. announced the addition of David K. Adkins, Senior Vice President, Real Estate Lending, to the Senior Management Group. Prior to joining Blackhawk, Mr. Adkins, age 43, was employed as Vice President - Mortgage Operations at Belvidere National Bank. He comes to Blackhawk with over 20 years of banking experience. The Company agreed to enter into a severance payment agreement in the event of a change of control, with Mr. Adkins; however, the terms of that agreement were not finalized at the time of this announcement.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     (C) EXHIBITS.

     The following exhibit is filed with the Report:

     Exhibit No.         Description
     -------------------------------
     99.1                Press Release issued August 26, 2004
                           *     *     *     *     *

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 30, 2004                  BLACKHAWK BANCORP, INC.


                                        /s/ Todd J. James
                                        --------------------------------
                                        Todd J. James
                                        Executive Vice President and CFO
                                        (Duly authorized officer of the
                                        registrant and principal financial
                                        officer)